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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: February 10, 2004
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 12.  Results of Operations and Financial Condition.

     On February 10, 2004, MetLife, Inc., a Delaware Corporation, issued (i) a press release announcing its results for the quarter and full year ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended December 31, 2003, a copy of which is attached hereto as
Exhibit 99.2 and is incorporated herein by reference. The text of the press release and the Quarterly Financial Supplement is furnished and not filed pursuant to Instruction B.6 of Form 8-K.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary




Date: February 10, 2004








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                                EXHIBIT INDEX


Exhibit
Number          Exhibit
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99.1            Press Release, dated February 10, 2004, announcing fourth
                quarter and full-year 2003 results.

99.2            Quarterly Financial Supplement for the quarter ended December
                31, 2003.